November 17, 2017

CM Advisors Family of Funds
(the “Trust”)

CM Advisors Fund (CMAVX)
CM Advisors Small Cap Value Fund (CMOVX)
CM Advisors Fixed Income Fund (CMFIX)

Supplement to the Statement of Additional Information (“SAI”) dated June 28, 2017

This supplement updates certain information in the SAI, dated June 28, 2017, of the CM Advisors Fund, the CM Advisors Small Cap Value Fund and the CM Advisors Fixed Income Fund, each as series of the Trust (collectively the “Funds”), to revise information contained therein as described below. For more information or to obtain a copy of the SAI free of charge, please call toll-free at 1-888-859-5856. You may also obtain a copy of the SAI free of charge on the Funds’ website at www.cmadvisorsfunds.com or by writing the Funds at 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746.

The table of Trustees and Officers of the Trust, beginning on page 26 of the SAI, is replaced in its entirety by the following:

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen	Other Directorships of Public Companies Held During Past 5 Years
Independent Trustees
Brian R. Bruce 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1955	Trustee	Since 5/2003	Mr. Bruce has been a Chief Executive Officer of Hillcrest Asset Management LLC, an institutional asset manager, since September 2007.	3	From 2007-2013, Mr. Bruce served as an independent trustee of six series of the Dreman Contrarian Funds, a registered management investment company.
Mark F. Ivan 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1956	Trustee	Since 5/2003	Mr. Ivan has been the President of Ivan Capital Management, Inc. since June 1996.	3	None
Richard M. Lewis 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1959	Trustee	Since 5/2003	Mr. Lewis has been the Chief Financial Officer of Worldcall Interconnect, Inc. (d.ba. Evolve Cellular Inc.), a wireless CMRS communications company, since June 2012; Chief Financial Officer of USFon Inc., a non-profit telecommunication and information services company, since July 2012.	3	None
A. Zorel Paritzky, M.D. 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1942	Trustee	Since 5/2003	Dr. Paritzky was a physician with Cardiac Associates Medical Group, Inc. from 1974 to 2006. He retired from active clinical practice in December 2006.	3	None

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen	Other Directorships of Public Companies Held During Past 5 Years
William R. Reichenstein, Ph.D. 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1952	Trustee	Since 5/2003	Dr. Reichenstein has been a professor at Baylor University since 1990. He is currently the professor of Finance and the Pat and Thomas R. Powers Chair in Investment Management – Finance, Insurance and Real Estate. Mr. Reichenstein has also served as the Head of Research for Social Security Solutions, Inc. since January 2011, a retirement and social security planning firm, and Head of Research for Retiree, Inc., a tax-efficient withdrawal retirement advice firm.	3	Dr. Reichenstein serves as an independent trustee of three series of the Epiphany Funds, a registered management investment company.
Interested Trustees* and Executive Officers
Arnold Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1939	Trustee, Chairman, President	Since 11/2002	Mr. Van Den Berg is the founder, Chief Executive Officer, Co-Chief Investment Officer and Chairman of the Board of the Advisor and a member of the Advisor’s investment committee. Previously, he served as President of the Advisor until 2011. He has been a portfolio manager for the Advisor since 1974. He was a general partner of TL Partners, L.P., a limited partnership investing in real estate, from 1993 to 2007.	3	None
James D. Brilliant** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1966	Trustee, Treasurer	Since 5/2003	Mr. Brilliant is Co-Chief Investment Officer, Chief Financial Officer and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. Previously, he served as Vice President and Senior Research Analyst of the Advisor until 2011. He has been with the Advisor since 1986 and is a Chartered Financial Analyst (CFA).	3	None
Scott Van Den Berg** 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1967	Trustee, Secretary	Since 5/2003 Since 9/2015	Mr. Van Den Berg is President, Chief Operating Officer, and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. Previously, he served as Vice President and Director of Client Services of the Advisor until 2011, and as Chief Compliance Officer until 2017 He has been with the firm since 1992 and is a Certified Financial Planner (CFP) and a Chartered Retirement Plan Specialist (CRPS).	3	None
Aaron S. Buckholtz 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1963	Trustee	Since 5/2003	Mr. Buckholtz is Executive Vice President, Senior Trader and Portfolio Manager of the Advisor and a member of the Advisor’s investment committee. He has been with the firm since 1990 and is a Chartered Financial Analyst (CFA).	3	None

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen	Other Directorships of Public Companies Held During Past 5 Years
Lisa A. Stroud 805 Las Cimas Parkway, Suite 430 Austin, Texas 78746 Year of birth: 1973	Chief Compliance Officer	Since 10/2017	Ms. Stroud has served as full-time Century Management Chief Compliance Officer since December 31, 2016. Previously, she assisted Mr. S. Van Den Berg in his role as the Century Management and Fund Family Chief Compliance Officer. She oversaw the compliance and implementation of the client sales and service program. Ms. Stroud has been with the Advisor since 2002 and is a Chartered Mutual Fund Counselor (CMFC).	3	None

Investors Should Retain This Supplement for Future Reference